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                                  EXHIBIT 18(g)

                           Form of Amended Schedule A
                to the Distribution and Shareholder Services Plan
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                                                         Dated: __________, 1997

                                     Form of
                                Schedule A to the
                   Distribution and Shareholder Services Plan
                              dated March 12, 1997


Name of Funds                                       Compensation*
-------------                                       -------------

The AmSouth Prime Obligations Fund --     Annual rate of one percent (1.00%) of
B Shares                                  the average daily net assets of the
                                          AmSouth Prime Obligations Fund

The AmSouth Limited Maturity Fund -- B    Annual rate of one percent (1.00%) of
Shares                                    the average daily net assets of the
                                          AmSouth Limited Maturity Fund.

The AmSouth Bond Fund -- B Shares         Annual rate of one percent (1.00%) of
                                          the average daily net assets of the
                                          AmSouth Bond Fund.

The AmSouth Government Income Fund --     Annual rate of one percent (1.00%) of
B Shares                                  the average daily net assets of the
                                          AmSouth Government Income Fund.

The AmSouth Florida Tax-Free Fund -- B    Annual rate of one percent (1.00%) of
Shares                                    the average daily net assets of the
                                          AmSouth Florida Tax-Free Fund.

The AmSouth Municipal Bond Fund -- B      Annual rate of one percent (1.00%) of
Shares                                    the average daily net assets of the
                                          AmSouth Municipal Bond Fund.

The AmSouth Equity Fund -- B Shares       Annual rate of one percent (1.00%) of
                                          the average daily net assets of the
                                          AmSouth Equity Fund.

The AmSouth Regional Equity Fund -- B     Annual rate of one percent (1.00%) of
Shares                                    the average daily net assets of the
                                          AmSouth Regional Equity Fund.

The AmSouth Balanced Fund-- B Shares      Annual rate of one percent (1.00%) of
                                          the average daily net assets of the
                                          AmSouth Balanced Fund.


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The AmSouth Capital Growth Fund -- B      Annual rate of one percent (1.00%) of
Shares                                    the average daily net assets of the
                                          AmSouth Capital Growth Fund.

The AmSouth Small Cap Fund -- B Shares    Annual rate of one percent (1.00%) of
                                          the average daily net assets of the
                                          AmSouth Small Cap Fund.

The AmSouth Equity Income Fund -- B       Annual rate of one percent (1.00%) of
Shares                                    the average daily net assets of the
                                          AmSouth Equity Income Fund.

[SEAL]

                                        AMSOUTH MUTUAL FUNDS


                                        By:
                                           ------------------------------

                                        Name:  --------------------------

                                        Title: --------------------------


                                        BISYS FUND SERVICES
                                        LIMITED PARTNERSHIP

                                        By: BISYS Fund Services, Inc.
                                              General Partner


                                        By:
                                           ------------------------------

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      * All fees are computed and paid monthly.


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